                                EXHIBIT 10.13(b)

                       FIRST AMENDMENT TO CREDIT AGREEMENT

                  FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of January 30, 2004 (this "Amendment"), among The Bon-Ton Department Stores, Inc., a Pennsylvania corporation, and The Elder-Beerman Stores Corp., an Ohio corporation, as Borrowers, the other Credit Parties (as defined in the Credit Agreement referred to below) signatory thereto, the lenders from time to time signatory thereto (each a "Lender" and collectively, "Lenders") and General Electric Capital Corporation, a Delaware corporation ("GE Capital"), as the administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

                  WHEREAS, Borrower, the other Credit Parties, Lenders and Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of October 24, 2003 (as amended, the "Credit Agreement");

                  WHEREAS, the Credit Parties have requested that the Lenders amend the Credit Agreement to permit certain changes to the Securitization Documents;

                  WHEREAS, the Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

                  1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

                  2.       Amendments to Credit Agreement.

                  (a) The Credit Agreement shall be amended to add the following new Section 5.14 thereto:

                           "5.14 Mergers. On or before the date which is ten
                  (10) days following the first anniversary of the First Amendment Effective Date, the Borrowers shall cause El-Bee Receivables to be (a) merged or consolidated with and into a Credit Party, with such Credit Party to survive, or (b) liquidated or dissolved with its assets, if any, to be distributed to El-Bee Chargit."

                  (b) Section 6.2 of the Credit Agreement shall be amended to (i) delete clauses (e) and (f) thereof in their entirety and (ii) substitute the following new clauses (e) and (f) in lieu thereof:

                           "(e) Bon-Ton and Elder-Beerman may make investments
                  in Bon-Ton Receivables arising from the transfer by Bon-Ton and/or Elder-Beerman to Bon-Ton Receivables of Receivables or the issuance by Bon-Ton Receivables of one or more Securitization Notes, in each case in connection with and pursuant to the Securitization Documents; provided, however that with respect to clause (e) the aggregate amount of such investments does not exceed the amount necessary to consummate the sales of Receivables and related assets contemplated by the Securitization Documents; (f) the Securitization Notes;"

                  (c) Section 6.6 of the Credit Agreement shall be amended to (i) delete clauses (c) and (d) thereof in their entirety and (ii) insert the following new clause (c) in lieu thereof:

                           " and (c) the "Performance Undertaking" by Parent and
                  Holdings pursuant to and as defined in the Securitization Documents."

                  (d) Section 6.8 of the Credit Agreement shall be amended to (i) delete clause (f) thereof and (ii) insert the following new clause (f) in lieu thereof:

                           "(f) sales of Borrowers' private-label credit card
                  receivables pursuant to the Receivables Purchase Agreement;"

                  (e) Section 6.19 of the Credit Agreement shall be amended to (i) to delete the word "Changes" in the title thereof and (ii) substitute the word "Covenants" in lieu thereof.

                  (f) Section 6.19(a) of the Credit Agreement shall be amended to (i) delete the proviso at the end of the first sentence thereof and (ii) add the following new sentence following the last sentence thereof:

                           "Bon-Ton shall not, nor shall it permit Bon-Ton
                  Receivables to, sell, transfer, convey, assign or otherwise dispose of the Transferor Certificate or the Ownership Interest Certificate without the consent of the Requisite Lenders."

                  (g) Section 6.20 of the Credit Agreement shall be amended to (i) insert "(a)" immediately preceding the first sentence set forth therein, (ii) reletter clauses (a) and (b) set forth in the first sentence as clauses (i) and (ii), respectively, and (iii) insert the following new clause (b) immediately following clause (a) therein:

                           "(b) From and after the First Amendment Effective
                  Date, El-Bee Receivables shall not (i) engage in any activities, (ii) form or acquire any Subsidiary, (iii) merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with or acquire, any Person or operating division of any Person; provided that El-Bee Receivables may be merged or otherwise combined with or into a Credit Party so long as the Credit Party shall be the survivor of any such merger or consolidation to which it is a party, (iv) make or permit to exist any investment in, or make, accrue or permit to exist loans or advances of money to, any Person, through the direct or indirect lending of money, holding of securities or otherwise, (v) create, incur, assume or permit to exist any Indebtedness, (vi) create, incur, assume or permit to exist any Guaranteed Indebtedness, (vii) create, incur, assume or permit to exist any Lien on or with respect to its properties or assets, (viii) sell, transfer, convey, assign or otherwise dispose of any of its properties or other assets (other than to a Credit Party), or (ix) make any Restricted Payment other than to El-Bee Chargit."

                  (h) Section 8.1 of the Credit Agreement shall be amended to (i) delete clause (l) thereof and (ii) insert the following new clause (l) in lieu thereof:

                           "(l) A termination event, trust termination event,
                  early amortization event, payout event, event of default or any other event causing the acceleration and/or early amortization under the Securitization Documents shall have occurred which is not cured within any applicable grace period."

                  (i) Annex A to the Credit Agreement shall be amended to delete the following definitions: (i) "BT Intercreditor Agreement," "(ii) BT Receivables Securitization," (iii) "BT Securitization Documents," (iv) "Deferred Payment Note," (v) "EB Intercreditor Agreement," (vi) "EB Purchase Agreements," (vii) "EB Receivables Securitization," (viii) "EB Securitization Documents," (ix) "Master Amendment to RPA," (x) "Subordinated Note" and (xi) "Transfer Agreement."

                  (j) Annex A to the Credit Agreement shall be amended to insert the following new definitions in proper alphabetical order:

                           "`First Amendment Effective Date' shall have the
                  defined meaning set forth in that certain First Amendment to Credit Agreement dated as of January 30, 2004 among the Borrowers, the other Credit Parties signatory thereto, the Lenders party thereto and Administrative Agent."

                           "`Intercreditor Agreement' shall mean the
                  Intercreditor Agreement dated January 30, 2004, by and among Bon-Ton and Elder-Beerman, as sellers and borrowers, Bon-Ton Receivables, as transferor, Receivables Trust, as issuer, Indenture Trustee and Administrative Agent, as bank agent."

                           "`Ownership Interest Certificate' shall have the
                  meaning assigned to it in the Securitization Documents.

                           "`Receivables Purchase Agreement' shall mean the
                  Receivables Purchase Agreement dated as of January 30, 2004, by and among Bon-Ton and Elder-Beerman, as sellers and Bon-Ton Receivables, as purchaser.

                           "`Receivables Trust' shall mean Bon-Ton Receivables
                  Master Note Trust, a statutory trust organized under the laws of the state of Delaware."

                           "`Securitization Notes' shall mean the "Revolving
                  Notes" issued pursuant to and as defined in the Receivables Purchase Agreement."

                           "`Transferor Certificate' shall have the meaning
                  assigned to it in the Securitization Documents.

                  (k)      Annex A to the Credit Agreement shall be amended to
         (i) delete the definition of "Receivables" and (ii) substitute the following in lieu thereof:

                           "`Receivables' shall have the meaning set forth in
                  the Securitization Documents."

                  (l)      Annex A to the Credit Agreement shall be amended to
         (i) delete the definition of "Purchased Property" and (ii) substitute the following in lieu thereof:

                           "`Purchased Property' shall have the meaning assigned
                  to it in the Intercreditor Agreement."

                  (m)      Annex A to the Credit Agreement shall be amended to
         (i) delete the definition of "Securitization Documents" and (ii) substitute the following in lieu thereof:

                           "`Securitization Documents' shall mean, collectively,
                  (a) Administration Agreement dated as of January 30, 2004, between Receivables Trust , as issuer, and Bon-Ton, as administrator; (b) Master Indenture dated as of January 30, 2004, between Receivables Trust, as issuer, and Wachovia Bank, N.A., as indenture trustee (in such capacity, the "Indenture Trustee"); (c) Note Purchase Agreement dated as of

                  January 30, 2004, by and among Bon-Ton Receivables, as Transferor, Bon-Ton, as servicer, Falcon Asset Securitization Corporation and Charta, LLC, as conduit purchasers, Bank One, N.A. (Main Office Chicago) and Citicorp North America, Inc., as managing agents, Bank One, NA (Main Office Chicago), as Class A agent for the purchasers and Bank One, NA (Main Office Chicago) and Citibank, N.A., as committed purchasers; (d) Performance Undertaking dated as of January 30, 2004 executed by Parent and Holdings in favor of Receivables Trust and Indenture Trustee; (e) the Receivables Purchase Agreement; (f) Series 2004-1 Indenture Supplement dated as of January 30, 2004, between Receivables Trust, as issuer, and Indenture Trustee; (g) Trust Agreement dated as of January 30, 2004, between Bon-Ton Receivables, as transferor, and Wilmington Trust Company, as owner trustee; (h) Transfer and Servicing Agreement dated as of January 30, 2004, by and among Bon-Ton Receivables, as transferor, Bon-Ton, as servicer, Indenture Trustee and Receivables Trust, as issuer; (i) the Intercreditor Agreement; (j) the Securitization Notes; (k) the Transferor Certificate; and (l) the Ownership Interest Certificate."

                  (n)      Annex A to the Credit Agreement shall be amended to
         (i) delete in the definition of "Loan Documents" the phrase "the BT Intercreditor Agreement, the EB Intercreditor Agreement" and (ii) substitute the phrase "the Intercreditor Agreement" in lieu thereof.

                  (o)      Annex E to the Credit Agreement shall be amended to
         (i) delete clause (h) in its entirety and (ii) substitute the following new clause (h) in lieu thereof:

                           "(h) Notices under Securitization Documents. To
                  Administrative Agent (i) copies of all material notices received under or with respect to any Securitization Document and (ii) upon Administrative Agent's request, copies of reports delivered to the investors, purchasers or agents therefor pursuant to the Securitization Documents;"

                  (p)      Annex K to the Credit Agreement shall be amended to
         (i) delete the text of clauses (j) and (k) in their entirety and (ii) substitute the phrase "Intentionally deleted." in lieu thereof:

                  3. Representations and Warranties. In order to induce Administrative Agent and Lenders to enter into this Amendment, the Credit Parties hereby represent and warrant to Administrative Agent and Lenders that the representations and warranties of the Credit Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (after giving effect hereto), except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date.

                  4. Conditions to Effectiveness. This Amendment shall be effective on the date (the "First Amendment Effective Date") when the following conditions shall have occurred:

                  (a) Administrative Agent shall have executed this Amendment and shall have received counterparts hereof, duly executed and delivered by each Credit Party and Requisite Lenders; and

                  (b) the Securitization Documents, including, without limitation, the Intercreditor Agreement, shall be in form and substance satisfactory to the Administrative Agent, in its sole discretion, and shall have been executed by each of the parties thereto.

                  5. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like or similar import shall mean and be a reference to the Credit Agreement, as modified and amended by this Amendment.

                  6. Acknowledgement and Consent. Each Credit Party by their execution of this Amendment hereby:

                  (a)      acknowledges and consents to this Amendment; and

                  (b) ratifies and confirms that all guaranties, assurances, obligations and liens under the Loan Documents are not released, diminished, impaired, reduced or otherwise adversely affected and agrees that the execution, delivery and performance of this Amendment shall not in any way affect such Person's obligations under any Loan Document to which such Person is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim whatsoever.

                  7. Governing Law and Jurisdiction. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  8. Expenses. Borrower agrees to pay and reimburse Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment and its review of the Securitization Documents, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

                  9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  10. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including by facsimile transmission) and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and its successors and assigns, and upon Administrative Agent and the Lenders and their respective successors and assigns.

                  12. Continuing Effect. Except as expressly amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of Borrower that would require an amendment, waiver or consent of Administrative Agent or the Lenders except as expressly stated herein. Any reference to the "Credit Agreement" in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

                  13. NO ORAL AGREEMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                  THE BON-TON DEPARTMENT STORES, INC.,
                                  as a Borrower

                                  By: /s/ H. Todd Dissinger
                                  Name: H. Todd Dissinger
                                  Title: Treasurer

                                  THE ELDER-BEERMAN STORES CORP.,
                                  as a Borrower

                                  By: /s/ H. Todd Dissinger
                                  Name: H. Todd Dissinger
                                  Title: Vice President and Assistant Treasurer

                                  GENERAL ELECTRIC CAPITAL
                                  CORPORATION,
                                  as Administrative Agent and Lender

                                  By: /s/ Charles Chiodo
                                  Name: Charles Chiodo
                                  Title: Duly Authorized Signatory

                                  BANK ONE, N.A., as a Lender

                                  By: /s/ Beverly J. Gray
                                  Name: Beverly J. Gray
                                  Title: Portfolio Manager

                                  THE CIT GROUP/BUSINESS CREDIT, INC.,
                                  as a Lender

                                  By: /s/ Steven Schuit
                                  Name: Steven Schuit
                                  Title: Vice President Team Leader

                                  CONGRESS FINANCIAL CORPORATION
                                  (CENTRAL),
                                  as a Lender

                                  By: /s/ Laura Dixon
                                  Name: Laura Dixon
                                  Title: Assistant Vice President

                                  WELLS FARGO FOOTHILL, LLC as a Lender

                                  By: /s/ Brad Engel
                                  Name:  Brad Engel
                                  Title: Assistant Vice President

                                  BANK OF AMERICA BUSINESS CREDIT, as a
                                  Lender

                                  By:_____________________________
                                  Name:___________________________
                                  Title:__________________________

                                  FLEET CAPITAL CORPORATION, as a Lender

                                  By: /s/ Adam Seiden
                                  Name: Adam Seiden
                                  Title: Vice President Loan Officer

                                  UBS AG, STAMFORD BRANCH, as a Lender

                                  By: /s/ Wilfred V. Saint
                                  Name: Wilfred V. Saint
                                  Title: Associate Director Banking Products
                                         Services, US

                                  By: /s/ Thomas R. Salzano
                                  Name: Thomas R. Salzano
                                  Title: Director Banking Products Services, US

                                  MANUFACTURERS AND TRADERS TRUST
                                  COMPANY,
                                  as a Lender

                                  By: /s/ Theodore K. Oswald
                                  Name: Theodore K. Oswald
                                  Title: Vice President

                  The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers.

                                           THE BON-TON STORES, INC.

                                           By: /s/ H. Todd Dissinger
                                           Name: H. Todd Dissinger
                                           Title: Treasurer

                                           THE BON-TON CORP.

                                           By: /s/ Keith E. Plowman
                                           Name: Keith E. Plowman
                                           Title: Treasurer

                                           THE BON-TON TRADE CORP.

                                           By: /s/ Keith E. Plowman
                                           Name: Keith E. Plowman
                                           Title: Treasurer

                                           THE BON-TON STORES OF LANCASTER, INC.

                                           By: /s/ Robert E. Stern
                                           Name: Robert E. Stern
                                           Title: Secretary

                                           THE BON-TON GIFTCO, INC.

                                           By: /s/ Keith E. Plowman
                                           Name: Keith E. Plowman
                                           Title: President

                                           ELDER- BEERMAN WEST VIRGINIA, INC.

                                           By: /s/ H. Todd Dissinger
                                           Name: H. Todd Dissinger
                                           Title: Vice President & Assistant
                                                  Treasurer

                                           ELDER- BEERMAN HOLDINGS, INC.

                                           By: /s/ H. Todd Dissinger
                                           Name: H. Todd Dissinger
                                           Title: Vice President & Assistant
                                                  Treasurer

                                           THE BEE-GEE SHOE CORP.

                                           By: /s/ H. Todd Dissinger
                                           Name: H. Todd Dissinger
                                           Title: Vice President & Assistant
                                                  Treasurer

                                           ELDER- BEERMAN INDIANA, L.P.

                                           By:    Elder-Beerman Holdings, Inc.,
                                                  its sole general partner

                                                By: /s/ H. Todd Dissinger
                                                Name:  H. Todd Dissinger
                                                Title: Vice President &
                                                       Assistant Treasurer

                                           EL- BEE CHARGIT CORP.

                                           By: /s/ H. Todd Dissinger
                                           Name: H. Todd Dissinger
                                           Title: Vice President & Assistant
                                                  Treasurer

                                           ELDER- BEERMAN OPERATIONS, LLC

                                           By: /s/ Keith E. Plowman
                                           Name: Keith E. Plowman
                                           Title: Vice President & Assistant
                                                  Secretary